Subsequent Events	12 Months Ended
Dec. 31, 2017
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Subsequent Events

NOTE 31—SUBSEQUENT EVENTS

In January 2018, the Muscle Shoals factoring agreement was amended to increase maximum capacity to $375 million and extend maturity to January 24, 2020.

On January 31, 2018, Constellium announced that the request by Constellium to delist its shares from Euronext Paris has been approved by the Board of Directors of Euronext Paris SA.

On February 1, 2018 Constellium announced that it signed a binding agreement with Novelis to sell the North Building Assets of its Sierre plant in Switzerland, which have been leased and operated by Novelis since 2005, and to contribute the plant’s shared infrastructure to a 50-50 joint venture with Novelis. Constellium and Novelis agreed on a total purchase price for the transactions of €200 million.